TECHNOLOGY | INNOVATION | SOLUTIONS Investor Presentation February 2015

TECHNOLOGY | INNOVATION | SOLUTIONS Forward-looking Statements & Non-GAAP Financial Information 2 Forward-Looking Language This presentation and all publicly available documents, including the documents incorporated herein and therein by reference, contain, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods, including statements on the slides in this presentation titled “Total Addressable Market,” “Business Outlook,” and “Investment Highlights.” Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the risk factors set forth in Item 1A of the company’s Annual Report for the fiscal year ended March 31, 2014, and Item 1A of the company’s Quarterly Report for the fiscal quarter ended December 31, 2014. Copies are available from the SEC or the Agilysys website. We undertake no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted operating income (loss) from continuing operations, adjusted net income (loss), adjusted net income (loss) per share from continuing operations and adjusted cash flow from continuing operations. Management believes that such information can enhance investors' understanding of the company's ongoing operations. See the table on slide 16 for reconciliations of adjusted operating income (loss) from continuing operations and adjusted net income (loss) from continuing operations to the comparable GAAP measures.

TECHNOLOGY | INNOVATION | SOLUTIONS Key Financial Statistics 3 •Adjusted Operating Income ^ Market Stats Stock Price (2/19/15) $9.93 Diluted Shares Outstanding 22.3M 52 Week High $15.30 Diluted Market Capitalization $221M 52 Week Low $9.75 Total Debt (at 12/31/2014) $0M Average Daily Volume (3 months) 34,284 Cash & Marketable Securities (at 12/31/2014) $74M Basic Shares Outstanding 22.3M Enterprise Value $147M Financial Metrics & Valuation (TTM*) Revenue $102.6M AOI^ $0.2M EPS from Continuing Ops. ($0.30) EV/Revenue 1.4x ($13.9) ($1.1) $4.1 $0.2 ($20.0) ($10.0) $0.0 $10.0 FY12 FY13 FY14 TTM* *TTM for the twelve month period ended December 31, 2014 ^Non-GAAP measure, see reconciliation on slide 16 All historical numbers reflect the sale of RSG and UK entity

TECHNOLOGY | INNOVATION | SOLUTIONS Agilysys Builds Lasting Connections Transforming the guest experience Team Customers / Guests Community Investors Connecting Our customers with their guests Our customers with our team Our team with their communities Lasting Connections Our products allow customers to:  Recruit more guests  Maximize their share of their guests’ wallet  Connect with their guests and prospective guests pre- and post-stay, and most importantly, while onsite

TECHNOLOGY | INNOVATION | SOLUTIONS Key In-Market Product Offerings Workforce Management (Staff) 2% of Revenue Property Management (Book, Arrive, Order) 23% of Revenue Point-of-Sale (Order) 62% of Revenue Inventory & Procurement (Procure) 10% of Revenue Document Management (Order, Procure) 3% of Revenue Note: Revenue contribution figures represent percentage of TTM for the twelve months ended December 31, 2014. 5

TECHNOLOGY | INNOVATION | SOLUTIONS 6 Key Differentiators The best hospitality knowledge coupled with the best technology talent Competitive Strengths Scalability Support deployments from single lane café (POS) to 8,000 room property (PMS) on a single instance Scalability Scalability High levels of customer service and satisfaction leads to industry-leading average customer life of over ten years Customer Engagement Scalability Successfully running mission critical operations for high profile accounts Stability Scalability Handle disconnected scenarios for weeks at a time Offline Capabilities Scalability Full-service product suite supports customers’ business operations Integrated Suite

TECHNOLOGY | INNOVATION | SOLUTIONS Next Generation Product Offerings Agilysys’ Unified Platform for Delivering its Next Generation Offerings Promote Staff Survey Promote Supply Seat Reserve Seat Stay Buy Stay Upsell Profile Analyze NextGen Offering Today’s Offering Guest Lifecycle Pay Suggest Order Market Discover Book / Reserve Arrive Analyze Procure Staff Experience Current offering Future offering Pay 7

TECHNOLOGY | INNOVATION | SOLUTIONS Total Addressable Market 8 $12B+ Market Opportunity $4B Addressed Market AGYS Projected product roadmap opens to total addressable market Expected 5-7% annual growth for industry (commissioned IHL and STR study)

Significant Room for Growth in Markets We Serve

TECHNOLOGY | INNOVATION | SOLUTIONS

$4B in annual spending on existing software services and recurring software maintenance for current product portfolio

Gaming

Pinnacle Entertainment
Sands Casino & Resort
The Cosmopolitan of Las Vegas
Valley View Casino & Hotel
Caesars Palace
Casino Del Sol
Boyd Gaming
Ho-Chunk Gaming
Oxford Casino
Maryland Live! Casino

Hotels, Resorts, and Cruise

The Broadmoor Colorado Springs
The Breakers Palm Beach
The SeaPines Resort Vail Resorts
Black Rock Oceanfront Resort
Royal Caribbean International
The Landmark London
Pinehurst
Royal Lahaina Resort
Norwegian Cruise Lines

Food Service

Compass Group
Benchmarc Restaurants by Marc Murphy
Sugar Factory
BRguest Hospitality
Savor

Restaurants, Universities, Stadia and Healthcare

Yale University
Vanderbilt University
California State University at Fullerton – Auxiliary Services Corporation

THE COSMOPOLITAN™ of LAS VEGAS

CAESARS PALACE LAS VEGAS

Pinnacle Entertainment

COMPASS GROUP®

RoyalCaribbean INTERNATIONAL®

Revenue Mix by Market (TTM*)


9%
14%
23%
54%

Agilysys

9

TECHNOLOGY | INNOVATION | SOLUTIONS M&A Strategy • Focus is on software enabled solutions for hospitality markets that support the guest lifecycle and next generation rGuest product vision • Keys to success for M&A • Talent – management capacity and industry-leading talent • Technology – extend our solutions and expand our offerings • Markets – greater share from current and expand to new markets • Recent example of M&A success • City Eats • Cloud based table, reservation and waitlist management platform • Key component of guest lifecycle • Integrates seamlessly with existing Agilysys solution – POS • Expands addressable market in Restaurant Sector 10

TECHNOLOGY | INNOVATION | SOLUTIONS Historical Financial Results 11 All numbers in thousands, except per share data *All historical numbers reflect the sale of RSG and UK entity **TTM for the twelve month period ended December 31, 2014 ^ Non-GAAP measure, see reconciliation on slide 16 $82,051 $94,008 $101,261 $102,556 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 FY12 FY13 FY14 TTM** Revenue * ($0.67) ($0.06) $0.19 $0.01 ($1.00) ($0.80) ($0.60) ($0.40) ($0.20) $0.00 $0.20 $0.40 FY12 FY13 FY14 TTM** Adjusted EPS^ ($13,878) ($1,106) $4,064 $166 ($20,000) ($15,000) ($10,000) ($5,000) $0 $5,000 $10,000 FY12 FY13 FY14 TTM** AOI^ ($37,493) ($6,214) ($2,895) ($6,734) ($50,000) ($40,000) ($30,000) ($20,000) ($10,000) $0 FY12 FY13 FY14 TTM** Loss from Continuing Operations *

TECHNOLOGY | INNOVATION | SOLUTIONS Recurring Revenue Contribution Focus 12 FY11 FY12 FY13 FY14 TTM* 48.9% 55.3% 52.2% 52.5% 54.3% 36.2% 28.9% 33.0% 34.2% 30.5% 14.9% 15.8% 14.8% 13.3% 15.2% Product Mix (as % of total revenue) Recurring Revenue (support, maintenance & subscription) Product Revenue Professional Services Revenue • Recurring revenues comprised over 54% of the Company’s TTM* revenue versus 49% in FY11 • Leveraging growing market share and installed product base to offer an increased level of recurring services • Expanding SaaS-based product offerings to create an ongoing customer relationship and foster enhanced recurring revenues *TTM for the twelve month period ended December 31, 2014 SaaS revenues up 13% in first nine months of fiscal 2015

TECHNOLOGY | INNOVATION | SOLUTIONS Strong Balance Sheet 13 Consolidated Balance Sheet (unaudited) in thousands December 31, 2014 March 31, 2014 Cash, cash equivalents and marketable securities $74,124 $99,566 Other current assets 24,962 30,288 Long-term assets 75,531 61,041 Total assets $174,617 $190,895 Current liabilities $37,389 $48,143 Other liabilities 8,519 9,879 Total liabilities $45,908 $58,022 Shareholders’ equity 128,709 132,873 Total liabilities and shareholders’ equity $174,617 $190,895 Cash and liquid investments of $74 million Fully valued federal net operating losses of approximately $165M

TECHNOLOGY | INNOVATION | SOLUTIONS FY15 Outlook • Revenue Outlook • Flat to slightly below prior year result of $101.3M • AOI Outlook • Reflecting our updated outlook for Fiscal 2015 full year revenue, we expect to record an adjusted operating loss for the year 14

TECHNOLOGY | INNOVATION | SOLUTIONS Investment Highlights  Agilysys’ solutions drive substantial customer benefits including increased revenue, reduced cost, enhanced guest experiences, and improved morale  Significant growth opportunities through cross-selling, next-gen SaaS product rollout, new market penetration and international expansion  Strong industry demand and upsell opportunities to our over 3,000+ customers  Strong balance sheet as of Q3 FY 2015:  $74 million of cash and marketable securities as of Q3 FY 2015  Year-over-year normalized deferred revenue growth of 20% to $23.9 million  $165 million in net operating losses 54% Recurring Revenue TTM* 80% Recurring Revenue Gross Margins 95%+ Renewal Rate in FY2014 $12B+ Market Opportunity 10+ Year Average Customer Relationship 15 *TTM for the twelve month period ended December 31, 2014

TECHNOLOGY | INNOVATION | SOLUTIONS Non-GAAP Reconciliation 16 2012 2013 2014 TTM* Operating loss (45,840)$ (9,307)$ (6,188)$ (9,398)$ Share-based compensation expense 2,397 1,638 2,119 2,424 Amortization of intangibles 3,585 3,284 6,414 5,455 Asset impairments and related charges 9,681 120 327 - Impact from revision to prior period financial statements 1,052 - - - Restructuring, severance and other charges 15,247 3,159 1,392 1,685 Adjusted operating (loss) income from continuing operations (a) (13,878) (1,106) 4,064 166 Other (income) expenses, net 834 25 (802) (680) Redemption of company owned life insurance policy - - 520 520 Cash income tax (b) 264 105 60 47 Adjusted (loss) income from continuing operations (a) (14,976)$ (1,236)$ 4,286$ 279$ Weighted average shares outstanding: Basic and diluted 22,432 21,880 22,135 22,307 Adjusted (loss) income per share from continuing operations (a): Basic and diluted (0.67)$ (0.06)$ 0.19$ 0.01$ (a) Non-GAAP financial measure (b) Taxes calculated based upon our estimated cash tax payments *TTM for the twelve month period ended December 31, 2014 (In thousands, except per share data) AGILYSYS, INC. RECONCILIATION OF OPERATING LOSS FROM CONTINUING OPERATIONS TO ADJUSTED (LOSS) INCOME FROM CONTINUING OPERATIONS (UNAUDITED)